UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On February 1, 2017, Casella Waste Systems, Inc. (the “Company”) remarketed $25.0 million aggregate principal amount of Finance Authority of Maine (“FAME”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-3 (the “2005R-3 Bonds”). The 2005R-3 Bonds were previously designated as $3.6 million aggregate principal amount of FAME Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-1 and $21.4 million aggregate principal amount of FAME Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-2. The 2005R-3 Bonds were remarketed at the term interest rate period of eight years (ending December 31, 2024) at the rate of 5.250% per annum and a final maturity of January 1, 2025.
The 2005R-3 Bonds were originally issued on December 28, 2005 pursuant to the Indenture, dated as of December 1, 2005, by and between U.S. Bank National Association (as successor to LaSalle Bank National Association), as trustee (the “Trustee”), and FAME, as amended and supplemented (the “Indenture”). The proceeds of the offering of the 2005R-3 Bonds were loaned to the Company to finance or refinance certain capital projects in Maine, and to pay certain costs of issuance of the 2005R-3 Bonds pursuant to a Financing Agreement, dated as of December 1, 2005, with FAME (the “Original Agreement”), as amended by the First Amendment to Financing Agreement, dated as of February 1, 2012 (the “First Amendment to Financing Agreement”), and the Second Amendment to Financing Agreement, dated as of February 1, 2017 (the “Second Amendment to Financing Agreement” and collectively with the Original Agreement and the First Amendment to Financing Agreement, the “Financing Agreement”). The Financing Agreement requires the Company to satisfy the obligation to pay amounts from time to time owing with respect to the 2005R-3 Bonds issued by FAME.
The 2005R-3 Bonds are guaranteed by certain subsidiaries of the Company pursuant to an Amended and Restated Guaranty Agreement, dated as of February 1, 2017, among the guarantors named therein and the Trustee (the “Guaranty”). Pursuant to the Guaranty, each guarantor will guarantee to the Trustee for the benefit of the owners and beneficial holders of the 2005R-3 Bonds, for the term interest rate period, the full and prompt payment of (i) the principal of and redemption premium, if any, on the 2005R-3 Bonds when and as the same become due; (ii) the interest on the 2005R-3 Bonds when and as the same becomes due; (iii) the purchase price of 2005R-3 Bonds tendered or deemed tendered for purchase pursuant to the Indenture; and (iv) all loan payments and purchase price payments due or to become due from the Company under the Financing Agreement (collectively, the “Guaranteed Obligations”). The obligations of each guarantor under the Guaranty will, subject to the release provisions contained therein, remain in full force and effect until the entire principal payment of, redemption premium, if any, and interest on or purchase price of the 2005R-3 Bonds has been paid or provided for according to the terms of the Indenture and all other Guaranteed Obligations have been paid and satisfied in full.
The Company and FAME entered into the Second Amendment to Financing Agreement in order to make certain provisions relating to a Change of Control (as defined in the Financing Agreement) of the Company and the requirement to provide a guaranty effective with respect to the 2005R-3 Bonds, and to make other conforming changes with respect to such 2005R-3 Bonds.
The 2005R-3 Bonds are issued as tax exempt bonds. If the Company or FAME, as applicable, does not comply with certain of their covenants under the Indenture or Financing Agreement, or if certain representations or warranties made by the Company in the Financing Agreement or in certain related certificates of the Company are false, then the interest on the 2005R-3 Bonds may become includable in gross income for federal income tax purposes, retroactively to the date of original issuance of such 2005R-3 Bonds. If the 2005R-3 Bonds are declared to be taxable or the Financing Agreement is determined to be invalid, the Indenture provides that the 2005R-3 Bonds are subject to mandatory redemption at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the date of redemption.
A copy of the Guaranty is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference as if fully set forth herein. A copy of the Second Amendment to Financing Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference as if fully set forth herein. The descriptions of the Guaranty and the Second Amendment to Financing Agreement set forth above are each qualified in its entirety by reference to the full text of the Guaranty or the Second Amendment to Financing Agreement, as applicable, filed herewith.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The discussion of the Guaranty set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements”, including, among others, the Company’s expectations regarding the use of proceeds of the 2005R-3 Bonds, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s use of proceeds of the 2005R-3 Bonds. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2015. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: February 7, 2017	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1	Amended and Restated Guaranty Agreement, dated as of February 1, 2017, by and between the guarantors named therein and U.S. Bank National Association, as trustee
4.2	Second Amendment to Financing Agreement, dated as of February 1, 2017, by and between the Finance Authority of Maine and Casella Waste Systems, Inc.